UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 8, 2004
                                                        ------------------------

                      Lexington Corporate Properties Trust
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-12386                                  13-3717318
--------------------------------------------------------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
               New York, New York                                10119-4015
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 692-7200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 3, 2004, Lexington Corporate Properties Trust (the "Trust") filed a current report on Form 8-K disclosing, among other things, that it entered into an Underwriting Agreement, dated as of December 2, 2004 (the "Underwriting Agreement"), between Bear, Stearns & Co. Inc., as sole underwriter, on the one hand, and the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other, with respect to the offering of 2,700,000 shares of the Trust's 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per preferred share ("Preferred Shares"), and up to an additional 400,000 Preferred Shares pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-109393), as amended and supplemented by a prospectus supplement dated December 2, 2004.

On December 8, 2004, Piper Rudnick LLP delivered its legality opinion with respect to the Preferred Shares. A copy of the legality opinion is attached as
Exhibit 5.1 hereto.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  5.1        Opinion of Piper Rudnick LLP

                  23.1       Consent of Piper Rudnick LLP (included as part of
                             Exhibit 5.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: December 8, 2004                      By: /s/ Patrick Carroll
                                               ---------------------------------
                                               Patrick Carroll
                                               Chief Financial Officer

                                  Exhibit Index
                                  -------------

       Exhibit Number                                Description

             5.1             Opinion of Piper Rudnick LLP

            23.1             Consent of Piper Rudnick LLP (included as part of
                             Exhibit 5.1)